UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                                SECURITIES EXCHANGE ACT OF 1934

                                    Date of Report (Date of Earliest Event Reported):  June 9, 2010

The Savannah Bancorp, Inc.
                                 (Exact Name of Registrant as Specified in Charter)

             Georgia                                                                      0-18560                                                           58-1861820
(State  of  Incorporation)                                        (SEC File No.)                                          (Tax ID No.)

25 Bull Street, Savannah, GA 31401
(Address of Principal Executive Offices, including Zip Code)

912-629-6486
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 9, 2010, The Savannah Bancorp, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with FIG Partners LLC (the “Underwriter”), providing for the offer and sale in a firm commitment offering of 1,098,398 shares (“Firm Shares”) of common stock of the Company, par value $1.00 per share (“Common Stock”), sold by the Company at a public offering price of $9.50 per share ($9.025 per share, net of underwriting discounts, except with respect to sales of 228,490 shares to be sold to certain of the Company’s shareholders for $9.405 per share).  In addition, pursuant to the terms of the Underwriting Agreement, the Company granted to the Underwriter a 30-day option to purchase 164,759 additional shares of Common Stock (the “Option Shares,” and collectively with the Firm Shares, the “Shares”) to cover overallotments, if any. The Underwriter has exercised this overallotment option in full.  The Company has made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the shelf registration statement on Form S-3 (Registration No. 333-163210), which became effective with the Securities and Exchange Commission (the “Commission”) on December 2, 2009, related to the offering of the Shares  (the “Registration Statement”).  The Company also has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.  The Shares will be offered pursuant to the Registration Statement.

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the information in the Underwriting Agreement is incorporated into this Item 1.01 by this reference. The foregoing description of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01                      Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Form 8-K is incorporated by reference into the Registration Statement and, as such, the Company is filing the following exhibits to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Form 8-K, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated June 9, 2010, by and between the Company and FIG Partners LLC.
5.1	Legality Opinion of Alston & Bird LLP.
99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2010                                                       THE SAVANNAH BANCORP, INC.

By:    /s/ Michael W. Harden, Jr.
Michael W. Harden, Jr.
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated June 9, 2010, by and between the Company and FIG Partners LLC.
5.1	Legality Opinion of Alston & Bird LLP.
99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).